Exhibit 10.1A

KEWAUNEE SCIENTIFIC CORPORATION

COMPENSATION COMMITTEE MEETING

MARCH 22, 2005

PENSION PLAN RESOLUTION

RESOLVED, that the Corporation’s Re-established Retirement Plan for Salaried Employees of Kewaunee Scientific Corporation be amended to incorporate the Board of Directors February 22, 2005, decision to “freeze” the Plan. The amendments shall provide for the following:

•	As of April 30, 2005, no further benefit accruals will be earned under the Plan.

•	As of April 30, 2005, participants will become 100% vested under the Plan.

•	As of April 30, 2005, no other employees shall become participants in the Plan.

•	Notwithstanding the freeze, the Plan will continue to comply in form and operation with 401(a) and the applicable provisions of ERISA.

FURTHER RESOLVED, that said amendments shall be implemented as soon as administratively feasible after the adoption of the foregoing resolution. (Targeted implementation date is April 30, 2005.)

FURTHER RESOLVED, that the officers of the Corporation are authorized to take such action as they may determine to be necessary or appropriate to implement the foregoing resolutions.